UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2010 (March 19, 2010)

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to as the “Registrant,” “we,” “our,” or “us”) hereby amends our Current Report on Form 8-K filed on March 19, 2010 to provide the required financial information relating to our acquisition of a mixed-use development located in the Tysons Corner area of McLean, Virginia commonly known as The Lofts at Park Crest (“Park Crest”), as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to Park Crest that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01               Financial Statements and Exhibits.

Independent Auditors’ Report

To the Stockholders

Behringer Harvard Multifamily REIT I, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of The Lofts at Park Crest Apartments (the “Property”) for the year ended December 31, 2009.  The statement of revenues and certain operating expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8K/A of Behringer Harvard Multifamily REIT I, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses as described in Note 1, of the Property for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cornerstone Accounting Group LLP

Roseland, New Jersey
May 4, 2010

The Lofts at Park Crest Apartments

Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2009

Revenues
Rental revenue	$4,806,386
Tenant reimbursement income	117,662
Total Revenues	4,924,048

Certain Operating Expenses
Property operating expenses	1,356,321
Real estate taxes	577,888
General and administrative expenses	326,306
Total Certain Operating Expenses	2,260,515

Revenues in Excess of Certain Operating Expenses	$2,663,533

See Notes to Statement of Revenues and Certain Operating Expenses.

The Lofts at Park Crest Apartments

Notes to Statement of Revenues and Certain Operating Expenses

For the Year Ended December 31, 2009

1.                                      Basis of Presentation

The Property is a multifamily community containing 131 rental units located in McLean, Virginia.

The accompanying statement of revenues and certain operating expenses has been prepared for the purpose of complying with the provisions of Article 3.14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  Accordingly, the revenues and certain operating expenses are not representative of the actual results of operations for the period presented.  The statement of revenues and certain operating expenses exclude interest income and interest expense, early termination fees, asset management fees and depreciation and amortization, which may not be comparable to the proposed future operations of the Property.

2.                                      Principals of Reporting and Use of Estimates

The preparation of the statement of revenues and certain operating expenses, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period.  Actual results could differ from those estimates.

3.                                      Significant Accounting Policies

Revenue Recognition

The Property’s residential operations consist of rental income earned from tenants under operating leases with lease terms of typically 12 months or on a month-to-month basis.  Tenant reimbursement income is recognized when due and consists of charges billed to tenants for utilities, parking, amenities and repairs.

The Property’s retail operations consist of rental income from a single tenant under an operating lease as described in Note 4.

4.                                      Operating Lease

A portion of the Property is leased under a non-cancelable operating lease to a single tenant which provides for minimum rent and reimbursement of certain property expenses.  The lease commenced on January 13, 2009 and is scheduled to expire in January 2029 and provides for four (4) successive extension periods of five (5) year each renewal options with rentals as set forth in the lease agreement.  The future minimum amounts to be received under the operating lease in effect, excluding renewal options, as of December 31, 2009 are as follows:

2010	$2,097,931
2011	2,097,931
2012	2,097,931
2013	2,097,931
2014	2,097,931
Thereafter	28,496,902
$38,986,557

5.                                      Subsequent Events

The Property’s management evaluated all events and transactions that occurred after December 31, 2009 up through May 4, 2010, the date the statement of revenues and certain operating expenses was available for issue.  During this period, the Property did not have any material subsequent events.

*****

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Financial Information

On March 16, 2010, a wholly owned subsidiary of Behringer Harvard Multifamily OP I LP, the operating partnership of Behringer Harvard Multifamily REIT I, Inc. (“the Company”), acquired a mixed-use development located in the Tysons Corner area of McLean, Virginia commonly known as The Lofts at Park Crest (“Park Crest”) from an unaffiliated seller. The total purchase price for Park Crest, exclusive of closing costs, was approximately $68.2 million.  We funded the acquisition of Park Crest from proceeds of our initial public offering. In our opinion, all material adjustments necessary to reflect the effects of the above transactions have been made.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2010 and for the year ended December 31, 2009 are presented as if we had acquired Park Crest on January 1, 2009.  This unaudited pro forma consolidated financial information should be read in conjunction with the historical consolidated financial statements and notes thereto as filed in our quarterly report on Form 10-Q for the three months ended March 31, 2010 and our annual report on Form 10-K for the year ended December 31, 2009 and are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Three Months Ended March 31, 2010

(in thousands, except per share amounts)

	For the Three Months Ended March 31, 2010 (a)	Pro Forma Adjustments		Pro Forma for the Three Months Ended March 31, 2010
Rental revenues	$5,146	$963	(b)	6,109

Expenses
Property operating expenses	1,396	365	(b)	1,761
Real estate taxes	588	112	(b)	700
Asset management and other fees	1,278	84	(c)	1,362
General and administrative expenses	1,016	—		1,016
Acquisition expenses	2,776	(1,784	)(d)	992
Interest expense	642	—		642
Depreciation and amortization	3,588	455	(e)	4,043
Total expenses	11,284	(768)		10,516

Interest income	326	(50	)(f)	276
Equity in loss of investments in unconsolidated real estate joint ventures	(3,207)	—		(3,207)
Net loss	$(9,019)	1,681		$(7,338)

Weighted average number of common shares outstanding	64,222	4,989	(g)	69,211

Basic and diluted loss per share	$(0.14)			$(0.11)

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2009

(in thousands, except per share amounts)

	For the Year Ended December 31, 2009 (a)	Pro Forma Adjustments		Pro Forma for the Year Ended December 31, 2009
Rental revenues	$4,106	$4,924	(b)	$9,030

Expenses
Property operating expenses	1,108	1,683	(b)	2,791
Real estate taxes	488	578	(b)	1,066
Asset management and other fees	2,051	506	(c)	2,557
General and administrative expenses	3,231	—		3,231
Acquisition expenses	3,393	1,784	(d)	5,177
Interest expense	101	—		101
Depreciation and amortization	2,891	3,103	(e)	5,994
Total expenses	13,263	7,654		20,917

Interest income	1,090	(201	)(f)	889
Equity in loss of investments in unconsolidated real estate joint ventures	(238)	—		(238)
Net loss	$(8,305)	$(2,931)		$(11,236)

Weighted average number of common shares outstanding	32,473	4,989	(g)	37,462

Basic and diluted loss per share	$(0.26)			$(0.30)

See accompanying notes to unaudited pro forma consolidated financial statements.

Behringer Harvard Multifamily REIT I, Inc.

Notes to Unaudited Consolidated Statement of Operations

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2010

a.               Reflects our historical consolidated operations for the three months ended March 31, 2010.

b.              Reflects Park Crest’s pro forma operations for the three months ended March 31, 2010.

c.               Reflects the asset management fee associated with this acquisition.  The asset is managed by Behringer Harvard Multifamily Advisors I, LLC for an annual asset management fee of 0.75% of the asset value.

d.              Reflects an adjustment to the acquisition expense associated with this acquisition. For the purposes for this pro forma consolidated financial statement, the expense was recognized in 2009. Acquisition expense are comprised of Behringer Harvard Multifamily Advisors I, LLC acquisition and advisory fees of 2.0% of the contract purchase price paid and third-party expenses related to the closing.

e.               Reflects the depreciation and amortization of costs for building and improvements and intangibles incurred for the purchase of Park Crest.  Building and improvements are depreciated over the respective asset’s estimated useful life, ranging from 5 to 25 years.  Lease intangibles are amortized over the average life of the leases. Contractual intangibles are amortized over the shorter of the useful life of the underlying asset or the contract term. Contractual rights of approximately $9.5 million were classified as indefinite-lived intangibles.

f.                 Reflects the interest income lost due to $69.5 million in cash used for the acquisition assuming an average interest rate of less than 1%.

g.              For the purposes of the pro forma financial statements, the acquisition of Park Crest is assumed to have occurred on January 1, 2009.  At that time, we did not have enough cash available to fully fund the acquisition, largely due to our initial public offering not commencing until September 2008.  This number reflects an adjustment to the historical weighted average common shares outstanding for the additional common shares of our initial public offering required to be issued at January 1, 2009 to fund this investment.

Notes to Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2009

a.               Reflects our historical consolidated operations for the year ended December 31, 2009.

b.              Reflects Park Crest’s historical operations for the year ended December 31, 2009.

c.               Reflects the asset management fee associated with this acquisition.  The asset is managed by Behringer Harvard Multifamily Advisors I, LLC for an annual asset management fee of 0.75% of the asset value.

d.              Reflects the acquisition expense associated with this acquisition.  Acquisition expense are comprised of Behringer Harvard Multifamily Advisors I, LLC acquisition and advisory fees of 2.0% of the contract purchase price paid and third-party expenses related to the closing.

e.               Reflects the depreciation and amortization of costs for building and improvements and intangibles incurred for the purchase of Park Crest.  Building and improvements are depreciated over the respective asset’s estimated useful life, ranging from 5 to 25 years.  Lease intangibles are amortized over the average life of the leases. Contractual intangibles are amortized over the shorter of the useful life of the underlying asset or the contract term. Contractual rights of approximately $9.5 million were classified as indefinite-lived intangibles.

f.                 Reflects the interest income lost due to $69.5 million in cash used for the acquisition assuming an average interest rate of less than 1%.

g.              For the purposes of the pro forma financial statements, the acquisition of Park Crest is assumed to have occurred on January 1, 2009.  At that time, we did not have enough cash available to fully fund the acquisition, largely due to our initial public offering not commencing until September 2008.  This number reflects an adjustment to the historical weighted average common shares outstanding for the additional common shares of our initial public offering required to be issued at January 1, 2009 to fund this investment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.

Dated: May 26, 2010	By:	/s/ Howard S. Garfield
Howard S. Garfield
Chief Financial Officer
(Principal Financial Officer)